SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          December 3, 1998
              ---------------------------------------------------


            HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1
-----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                     (Master Servicer of the Trust)
       (Exact name as specified in Master Servicer's charter)


      Delaware           333-59837 and 333-59837-01  Not Applicable
----------------------   --------------------------  --------------
(State or other juris-   (Commission File Numbers)   (IRS Employer
diction of incorpora-                               Identification
tion of Master Servicer)                               Number of
                                                      Registrant)

       2700 Sanders Road, Prospect Heights, Illinois   60070
------------------------------------------------------------------
(Address of principal executive offices of             (Zip Code)
  Master Servicer)


Master Servicer's telephone number,
      including area code                             847/564-5000
                                                      ------------

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Item 5.   OTHER EVENTS

On December 3, 1998, the Registrant issued and sold its Series 1998-1 Notes, Class A-1, A-2, A-3, A-4, A-5 and B-1. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-59837 and 333-59837-01).



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------
           1.     Underwriting Agreement.


           4.1    Trust Agreement.


           4.2 Indenture between the Issuer, Master Servicer and the Indenture Trustee.


           4.3    Series 1998-1 Supplement to the Indenture and the
                  Trust Agreement.


           4.4 Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.
















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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                                      SERIES 1998-1
                         -----------------------------------------
                                       (Registrant)



                         By:   /s/ P. D. Schwartz
                               P. D. Schwartz
                               Authorized Representative



Dated: January 21, 1999
















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                               EXHIBIT INDEX

Exhibit
Number    Exhibit
-------   -------


1.        Underwriting Agreement

4.1       Trust Agreement.

4.2       Indenture between the Issuer, Master Servicer and the
          Indenture Trustee.

4.3       Series 1998-1 Supplement to the Indenture and the Trust
          Agreement.

4.4 Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.




















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